6. PROPERTY DEPOSITS / TAX DEPOSITS	12 Months Ended
Dec. 31, 2019
Notes
6. PROPERTY DEPOSITS / TAX DEPOSITS	6. PROPERTY DEPOSITS / TAX DEPOSITS

Property deposits:

As of December 31, 2019, the Company had a total of $17,500 (€12,000) (December 31, 2018: $134,272 (€86,000)) of cash pledged for its exploration licenses in Portugal.  The advances to the Portuguese regulatory authorities are refundable to the Company, subject to completion of the work obligations described in the exploration license applications.

During the year ended December 31, 2018, the Company determined that the required work obligations for the Covas, Marateca, Mertola and two minor properties either had not, or would not, be completed. Accordingly, $167,059 (€107,000), in cash pledged for these exploration licenses was written off. In addition, the property deposit of $117,097 (€75,000) pledged by the former optionee of the Alvalade property was assigned to the Company. As a result of these transactions, property deposits were written down by a net amount of $49,962 (€32,000).

Tax deposits:

In November 2018, MAEPA paid €56,505 ($88,201) in lieu of bank guarantees of €77,918 ($121,625) to the Directora de Finanças de Braga in Portugal. This amount was comprised of €51,920 ($81,044) in respect of stamp tax and €4,585 ($7,157) in respect of VAT. The stamp tax portion relates to the interpretation that intercompany advances received by MAEPA are financing loans and, accordingly, are subject to stamp tax. The Vat portion relates to certain invoices for vehicle usage and construction services. As of December 31, 2019, the Company estimates that the judicial review process will take approximately one year for the VAT claim and three to five years for the stamp tax claim and that the likelihood of success for each is 50%. As a result, tax deposits were written down by $41,200 (€28,252).